                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C


                               Offered Certificates
                ------------------------------------------------
                $ [63,000,000] Class A-1F   Certificates - [1M LIBOR + TBA]
                $ [20,790,000] Class A-2F   Certificates - [TBA]
                $ [25,000,000] Class A-3F   Certificates - [TBA]
                $ [10,000,000] Class A-4F   Certificates - [TBA]
                $ [12,000,000] Class A-5F   Certificates - [TBA]
                $ [15,000,000] Class A-6F   Certificates - [TBA]
                $[103,500,000] Class A-IO   Certificates - [TBA]
                $  [9,778,000] Class M-1F   Certificates - [TBA]
                $  [8,889,000] Class M-2F   Certificates - [TBA]
                $  [8,000,000] Class B-1F   Certificates - [TBA]

                $[244,758,000] Class A-1A Certificates - [1M LIBOR + TBA] $ [27,739,000] Class M-1A Certificates - [1M LIBOR + TBA] $ [27,739,000] Class M-2A Certificates - [1M LIBOR + TBA] $ [26,109,000] Class B-1A Certificates - [1M LIBOR + TBA]


The information herein has been provided solely by PSI based on information with respect to the mortgage loans provided by Aames Financial Corporation and its affiliates ("Aames"). Neither Aames nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C

Title of Securities:  Mortgage Pass-Through Certificates, Series 1997-C
                      Group I Certificates:
                        Class A-1F through A-6F (the "Fixed Rate Senior Certificates")
                        Class M-1F, M-2F, B-1F and B-2F (the "Fixed Rate Subordinate Certificates")
                        (The Fixed Rate Senior Certificates and the Fixed Rate Subordinate Certificates being collectively referred to hereinafter as the "Fixed Rate Certificates" or the "Certificates")

                      Group II Certificates:
                        Class A-1A (the "Adjustable Rate Senior Certificates")
                        Class M-1A, M-2A and B-1A (the "Adjustable Rate Subordinate Certificates")
                        (The Adjustable Rate Senior Certificates and the Adjustable Rate Subordinate Certificates
                        being collectively referred to hereinafter as the "Adjustable Rate Certificates" or the
                        "Certificates")

                        The Adjustable Rate Senior Certificates and the Fixed Rate Senior Certificates being collectively referred to hereinafter as the "Senior Certificates". The Adjustable Rate
                        Subordinate Certificates and the Fixed Rate Subordinate Certificates being referred to hereinafter as the "Subordinate Certificates". The Class M-1F and the M-1A being collectively referred to hereinafter as the "Class M-1 Certificates". The Class M-2F and the M-2A
                        Certificates being collectively referred to hereinafter as the "Class M-2 Certificates".
                        The Class B-1F and the B-1A Certificates being referred to hereinafter as the "Class B-1
                        Certificates". The Group I Certificates and the Group II Certificates each being referred to hereinafter as a "Certificate Group"

                        Class A-IO Certificates: Offered by Prudential Securities Only.

Sponsor:                Aames Capital Corporation

Servicer:               Aames Capital Corporation

Servicing Fee:          [50] bps per annum

Trustee:                Bankers Trust Company of California, N.A

Registration:           The Offered Certificates (Classes A-1F through A-6F, M-1F, M-2F, B-1F, A-2A, M-1A, M-2A and B-1A) will be available in book entry form through DTC, Cedel and Euroclear.

Pricing Date:           [September __, 1997]

Settlement Date:        [September 18, 1997]

Mortgage Loans:         Fixed and adjustable rate home equity mortgage loans. The fixed rate loans will constitute the "Group I Loans". The adjustable rate loans will constitute the "Group II Loans".
                        Each group being referred to hereinafter as a "Mortgage Loan Group".

Certificate Ratings:    Group I                                          Group II
                        -------------------------------------------      -----------------------------------
                                                    Moody's   Fitch                           Moody's  Fitch
                                                    -----     -----                           -----    -----
                        Class A-1F through A-6F     Aaa         AAA      Class A-1A           Aaa      AAA
                        Class M-1F                  Aa2         AA       Class M-1A           Aa2      AA
                        Class M-2F                  A2          A        Class M-2A           A2       A
                        Class B-1F                  Baa3        BBB      Class B-1A           Baa3     BBB

Optional Termination:   At its option, when the aggregate principal balance of the Group I
                        Loans or the Group II Loans is less that 10% of its original principal balance, the Servicer has the right to purchase all of the remaining mortgage loans in such group, and thereby effecting early retirement of the related Certificates.

Prospectus:             The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                        Supplement (together, the "Prospectus").  Complete information with respect to the
                        Certificates and the Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Certificates may not be consummated unless the purchaser has received the
                        Prospectus.

ERISA Consideration:    The Senior Certificates will be ERISA eligible.  However, investors should consult with their counsel with respect to the consequences under  ERISA and the Internal
                        Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA:                  The Certificates will not constitute "mortgage related securities" for the purposes of SMMEA.

Taxation:               REMIC Election.


                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                        PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
                        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL
                        BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C

Overcollateralization:  The credit enhancement provisions of the trust are intended to provide for  the limited
("O/C")                 acceleration of the related certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the related certificates, resulting in the  build up of O/C.  By paying down the principal balance of the certificates faster than the principal amortization of the collateral  pool, an O/C amount equal to the excess of the aggregate principal  balance of the collateral pool over the principal balance of the related certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event, the acceleration feature will cease,  unless it is once again necessary to maintain the required O/C level.

Initial Class Sizes:    Group I:                                      Group II:
                        ---------------------------------------       --------------------------------
                        Class A-1F through A-6F      - [82.00]%       Class A-1A             - [75.00]%
                        Class M-1F                   - [ 5.50]%       Class M-1A             - [ 8.50]%
                        Class M-2F                   - [ 5.00]%       Class M-2A             - [ 8.50]%
                        Class B-1F                   - [ 4.50]%       Class B-1A             - [ 8.00]%
                        Class B-2F                   - [ 3.00]%
                        O/C   - initially [0.00%]                     O/C   - initially [0.00]%
                                building to [2.75%] of initial                building to [3.00]% of initial
                                principal balance of Group I                  principal balance of Group II
                                Loans.                                        Loans.

Subordination:          Group I:                                      Group II:
                        ---------------------------------------       --------------------------------
                        Class A-1F through A-6F      - [18.00]%       Class A-1A             - [25.00]%
                        Class M-1F                   - [12.50]%       Class M-1A             - [16.50]%
                        Class M-2F                   - [ 7.50]%       Class M-2A             - [ 8.00]%
                        Class B-1F                   - [ 3.00]%       Class B-1A             - [ 0.00]%
                        Class B-2F                   - [ 0.00]%

Credit Enhancement:     Group I
                          Senior Classes (Classes A-1F through A-6F)
                          1. Excess spread.
                          2. O/C initially building to [2.75%] of the initial principal balance of the Group I Loans.
                          3. Subordination of mezzanine and subordinate classes: M-1F, M-2F, B-1F, B-2F totaling
                             [18.00%] of the initial principal balance of the Group I Loans.
                          4. Cross-Collateralization

                          Mezzanine and Subordinate Classes (Classes M-1F, M-2F and B-1F)
                          1. Excess spread.
                          2. Class M-1F is further enhanced by an initial [12.50%] in subordinate certificates and
                             O/C building to [2.75%] of the initial principal balance of the Group I Loans.
                          3. Class M-2F is further enhanced by an initial [7.50%] in subordinate certificates and
                             O/C building up to [2.75%] of the initial balance of the Group I Loans.
                          4. Class B-1F is further enhanced by an initial [3.00%] in subordinate certificates and
                             O/C building up to [2.75%] of the initial balance of the Group I Loans.
                          5. Cross-Collateralization

                        Group II
                          Senior Class (Class A-1A)
                          1. Excess spread.
                          2. O/C initially building to [3.00%] of the initial principal balance of the Group II Loans.
                          3. Subordination of mezzanine and subordinate classes: M-1A, M-2A, B-1A, totaling [25.00%]
                             of the initial principal balance of the Group II Loans.
                          4. Cross-Collateralization

                          Mezzanine and Subordinate Classes (Classes M-1A, M-2A and B-1A)
                          1. Excess spread.
                          2. Class M-1A is further enhanced by an initial [16.50%] in subordinate certificates and
                             O/C building to [3.00%] of the initial principal balance of the Group II Loans.
                          3. Class M-2A is further enhanced by an initial [8.00%] in subordinate certificates and
                             O/C building up to [3.00%] of the initial balance of the Group II Loans.
                          4. Class B-1A is further enhanced by O/C building up to [3.00%] of the initial principal balance of the Group II Loans.
                          5. Cross-Collateralization

O/C Targets:            (1) Before the Step-Down date, O/C initially builds to [2.75]%  of the initial principal balance of the Group I Loans and to [3.00]% of the initial principal balance of the Group II Loans.
                        (2) On or after the Step-Down date, the Group I's required O/C is [1.00]% of the then current balance of the Group I Loans and the Group II's required O/C is [6.00]% of the then current balance of the
                            Group II Loans.
                        (3) Step-Down O/C is subject to a floor of [0.50]% of the related initial Mortgage Loans Group's balance.

Cross-                  Excess spread from the Group I Loans and the Group II Loans, if not needed to credit enhance
Collateralization       its own group, will be available to credit enhance the other group.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                        PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
                        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL
                        BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C


Principal Paydown:    PRIOR TO THE "STEPDOWN DATE" OR IF A "TRIGGER EVENT" HAS OCCURRED:

                        Group I:
                         In sequential order to the Fixed Rate Senior Certificates, beginning with Class A-1F; provided that Class A-6F will receive principal subject to its Class A-6F Distribution Amount.

                        Group II:
                         To the Adjustable Rate Senior Certificates

                        THE CLASS A-6F DISTRIBUTION AMOUNT - the applicable Class A-6F Percentage multiplied by the Class A-6F Pro Rata Distribution Amount for such Distribution Date.

                        THE CLASS A-6F PRO-RATA DISTRIBUTION AMOUNT - the amount of principal available to be distributed to the Group I Senior Certificates multiplied by (i) the ratio of the remaining
                        Class A-6F principal balance to the remaining principal balance of the Group I Senior
                        Certificates.

                           THE CLASS A-6F PERCENTAGE
                           ----------------------------------
                           October 1997 - September 2000 --  0%
                           October 2000 - September 2002 --  45%
                           October 2002 - September 2003 --  80%
                           October 2003 - September 2004 --  100%
                           October 2004 and after        --  300%

                      ON AND AFTER THE STEPDOWN DATE (PROVIDED A TRIGGER EVENT HAS
                      NOT OCCURRED AND IS NOT CONTINUING):

                        With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in  the following order of priority: first to the related Senior Certificates
                        (in sequential order for Group I as is the case prior to the Stepdown Date), second to the related Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B-1 Certificates, fifth to the Class B-2F Certificates with respect to Group I only.
                        Principal will be distributed to a Class according to the following formula:

                           The excess of the sum of (i) the principal balance of the related
                           Certificate Class immediately prior to such Distribution Date and (ii) the
                           Principal Balance of all Certificate Classes senior to said Class
                           (after taking into account the payment of the related Class(es)'
                           Principal Distribution Amount on such Distribution Date)
                                                 -over-
                           The product of the Related Class Percentage and the outstanding loan balance of mortgage loans for the related Mortgage Loan Group as of the last day of the Remittance Period.

                        RELATED CLASS PERCENTAGE (on and after the Stepdown Date, provided a Trigger Event has not occurred):
                        ------------------------

                        Group I                                     Group II
                        -------------------------------------       ------------------------------------
                        Class A-1F through A-6F   -  [63.00]%       Class A-1A                - [44.00]%
                        Class M-1F                -  [74.00]%       Class M-1A                - [61.00]%
                        Class M-2F                -  [84.00]%       Class M-2F                - [78.00]%
                        Class B-1F                -  [93.00]%       Class B-1F                - [94.00]%
                        Class B-2F                -  [99.00]%

                        STEPDOWN DATE:
                        --------------
                        For each Certificate Group, the later of (i) the October 2000 Distribution Date and (ii) the first
                        Distribution Date on which the related groups Senior Enhancement Percentage (i.e., the sum of the
                        Subordinate Certificates and the O/C amount divided by the aggregate Loan Balance of the related
                        Mortgage Loan Group) is greater than or equal to the related groups Senior Specified Enhancement
                        Percentage.

                        Group I Senior Specified Enhancement Percentage:    [37.00%]
                        Group II Senior Specified Enhancement Percentage:   [56.00%]


                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                        PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
                        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL
                        BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C

Principal Paydown:
continued.
                        TRIGGER EVENT:
                        --------------
                        Trigger events are to be finalized with rating agencies and are expected to include certain performance events which restrict the overcollateralization step-down in certain delinquency and/or loss scenarios thereby increasing credit support for all Classes and/or certain restrictions associated with the allocation of principal payments.

Flow of Funds:          Group I MONTHLY CASH FLOWS

                         Interest

                         1)  to each Servicer, any unreimbursed advanced on a mortgage loan which is determined by the respective Servicer, in its good faith judgment, to not be ultimately recoverable from either any future collections on such mortgage loan or upon liquidation;
                         2)  to each Servicer, the Servicer Fee;
                         3)  accrued monthly interest pro-rata to the Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F and A-IO Certificates;
                         4)  accrued monthly interest to the Class M-1F Certificates;
                         5)  accrued monthly interest to the Class M-2F Certificates;
                         6)  accrued monthly interest to the Class B-1F Certificates;
                         7)  accrued monthly interest to the Class B-2F Certificates;
                         8)  to O/C up to its target amount;
                         9)  to provide credit support to the Group II Certificates then outstanding, if needed;
                        10)  to the Class R Certificate holders.

                         Principal

                         1)  monthly principal to the Fixed Rate Senior Certificates, as described above;
                         2)  monthly principal to the Class M-1F Certificates, as described above;
                         3)  monthly principal to the Class M-2F Certificates, as described above;
                         4)  monthly principal to the Class B-1F Certificates, as described above;
                         5)  monthly principal to the Class B-2F Certificates, as described above;

                        Interest distributions are, generally, paid from interest collections and principal distributions are, generally, paid from principal collections.

                      Group II MONTHLY CASH FLOWS

                         Interest

                         1)  to each Servicer, any unreimbursed advanced on a mortgage loan which is determined by the respective Servicer, in its good faith judgment, to not be ultimately recoverable from either any future collections on such mortgage loan or upon liquidation;
                         2)  to each Servicer, the Servicer Fee;
                         3)  accrued monthly interest to the Adjustable Rate Senior Certificates;
                         4)  accrued monthly interest to the Class M-1A Certificates;
                         5)  accrued monthly interest to the Class M-2A Certificates;
                         6)  accrued monthly interest to the Class B-1A Certificates;
                         7)  to O/C up to its target amount;
                         8)  to provide credit support to the Group I Certificates then outstanding, if needed;
                         9)  to the Class R Certificate holders.

                         Principal

                         1)  monthly principal to the Adjustable Rate Senior Certificates, as described above;
                         2)  monthly principal to the Class M-1A Certificates, as described above;
                         3)  monthly principal to the Class M-2A Certificates, as described above;
                         4)  monthly principal to the Class B-1A Certificates, as described above;

                        Interest distributions are, generally, paid from interest collections and principal distributions are, generally, paid from principal collections.

O/C Floor:              Upon reaching the O/C floor and so long as the credit enhancement levels for each class have been met, excess principal collection associated with the O/C shall be paid in reverse sequential order to the respective Certificate Group (i.e. to the Class B-2F, B-1F, M-2F, M-1F, A until each prior certificate balance has been reduced to zero.

Loss Allocations:       Losses Shall be allocated in the following priority to each Certificate Group respectively and separately:
                        (i)    as a reduction to the O/C amount
                        (ii)   as a reduction to the Class B-2F Certificate Balance (Group I only)
                        (iii)  as a reduction to the Class B-1 Certificate Balance
                        (iv)   as a reduction to the Class M-2 Certificate Balance
                         (v)   as a reduction to the Class M-1 Certificate Balance

Further Information:    Call the desk at (212) 778-2741, Lirenn Tsai at (212) 778-3658,
                        Mary Alice Kohs (212) 778-1492 or Mike Mattera at (212)778-4459
                        with any questions.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                        PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
                        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL
                        BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C


                                Group I Certificates

Collateral:                     Fixed Rate, First and Second Lien Mortgage
Loans.

Approximate Size:               [$172,457,000]  (not including Class A-IO)

                                 Class A-1F*    Class A-2F     Class A-3F     Class A-4F     Class A-5F(1)  Class A-6F(1)
                                 -----------    -----------    -----------    -----------    -----------    -----------
Approximate Face Amount:        [63,000,000]    [20,790,000]   [25,000,000]   [10,000,000]   [12,000,000]   [15,000,000]

Rating (MOODYS/Fitch)               Aaa/AAA         Aaa/AAA        Aaa/AAA        Aaa/AAA       Aaa/AAA        Aaa/AAA

Avg. Life to Maturity (app.)         [0.918]         [2.012]       [3.020]        [4.943]       [9.980]        [6.735]

Pass-Through Rate:                     [TBA]           [TBA]          [TBA]          [TBA]         [TBA]          [TBA]

Price:                                 [TBA]           [TBA]          [TBA]          [TBA]         [TBA]          [TBA]

Spread:                                [TBA]           [TBA]          [TBA]          [TBA]         [TBA]          [TBA]

Yield to maturity (CBE):               [TBA]           [TBA]          [TBA]          [TBA]         [TBA]          [TBA]

Day Count:                           Act/360         30/360         30/360         30/360         30/360         30/360

Expected Maturity:                 [05/15/99]      [01/15/00]      [12/15/01]     [07/15/03]     [09/15/14]     [07/15/14]
(at pricing speed)

Expected Maturity to Call:         [05/15/99]      [01/15/00]      [12/15/01]     [07/15/03]     [10/15/05]     [10/15/05]
(at pricing speed)

Stated Maturity:                   [05/15/12]      [06/15/17]      [03/15/24]     [12/15/25]     [11/15/28]     [11/15/28]



                                 Class M-1F*     Class M-2F*     Class B-1F*        Class A-IO
                                 -----------    -----------    -----------       ----------
Approximate Face Amount:         [9,778,000]    [8,889,000]    [8,000,000]       [103,500,000]**

Rating (MOODYS/Fitch)                Aa2/AA           A2/A       Baa3/BBB           Aaa/AAA

Avg. Life to Maturity (app.)         [6.010]        [5.943]        [5.796]          [1.818]

Pass-Through Rate:                     [TBA]          [TBA]          [TBA]            [***]

Price:                                 [TBA]          [TBA]          [TBA]            [TBA]

Spread:                                [TBA]          [TBA]          [TBA]            [TBA]

Yield to Maturity (CBE):               [TBA]          [TBA]          [TBA]            [TBA]

Day Count:                            30/360         30/360         30/360            30/360

Expected Maturity:                   [12/15/11]    [12/15/10]     [06/15/09]        [09/15/00]
(at pricing speed)
Expected Maturity to Call:           [10/15/05]    [10/15/05]     [10/15/05]        [09/15/00]
(at pricing speed)
Stated Maturity:                     [11/15/27]    [11/15/27]     [11/15/27]        [09/15/00]

(1) May be subject to the Group I Net Funds Cap
*   Subject to the Group I Net Funds Cap
** The notional principal amount varies according to the terms outlined herein.
*** The pass-through rate with respect to the Class A-IO Certificates will be
    (i) [TBA]% for the first 36 Distribution Dates and (ii) [0.00]% for all Distribution Dates after the 36th Distribution Date. The Class A-IO Certificates are interest only certificates that will bear interest on a notional principal amount to be described herein.

                        Period          Notional Balance(2)          Pass-Through Rate
                        -------         ----------------          --------------
                        [ 1 - 12]       [40,500,000]               [7.00%]
                        [13 - 24]       [31,500,000]               [7.00%]
                        [25 - 30]       [18,000,000]               [7.00%]
                        [31 - 36]       [13,500,000]               [7.00%]

(2) The Notional Balance in any period will be equal to the lesser of (i) the Notional Balance as defined in the table above and (ii) the remaining principal balance of the Group I Loans.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C



                        Group I Certificates

Pricing Speed:          [24]% HEP.

The Group I             The lesser of (x) the Pass-Through rate for such class and (y) a rate equal to the
Net Funds Cap:          weighted average coupon rate for the Group I Loans less the sum of (i) [0.50%] and
                        (ii) for the first [36] months the product of (a) the A-IO Pass-Through rate and (b) the
                        Notional Balance for the Class A-IO divided by the principal balance of the Group I Loans as of that date.

Distribution Date:      The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning on [October 15], 1997.

Payment Delay:          14 days for all except A-1F.  The delay for A-1F is 0 days.

Interest Accrual        With respect to the Group I Certificates (other than the Class A-1F and Class A-IO Certificates), interest will  accrue from the 1st day of the preceding month until the 30th day of the preceding month.
                        With respect to the Class A-1F and A-IO Certificates, interest will accrue for (i) with respect to the first Distribution date, the actual number of days from the Settlement date to one day preceding the first Distribution date and (ii) with respect to all other Distribution dates, the actual number of days from the preceding month's Distribution date to one day preceding such Distribution date.


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                         PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL
                         BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          Aames Mortgage Trust 1997-C
               Mortgage Pass-Through Certificates, Series 1997-C


                                Group II Certificates

Collateral:                     Adjustable Rate, First Lien Mortgage Loans.

Approximate Size:               [$326,345,000]

                                  Class A-1A*   Class M-1A*    Class M-2A*    Class B-1A*
                                 -----------    -----------    -----------    -----------
Approximate Face Amount:        [244,758,000]   [27,739,000]   [27,739,000]   [26,109,000]

Rating (MOODYS/Fitch)               Aaa/AAA          Aa2/AA           A2/A       Baa3/BBB

Avg. Life to Maturity (app.)         [2.315]         [5.171]         [5.094]       [5.060]

Pass-Through Rate:                     [TBA]           [TBA]          [TBA]          [TBA]

Price:                                 [TBA]           [TBA]          [TBA]          [TBA]

Spread:                                [TBA]           [TBA]          [TBA]          [TBA]

Yield to maturity (CBE):               [TBA]           [TBA]          [TBA]          [TBA]

Day Count:                           Act/360         Act/360         Act/360         Act/360

Expected Maturity:                  [03/15/14]       [07/15/12]      [06/15/11]     [10/15/09]
(at pricing speed)

Expected Maturity to Call:          [03/15/05]       [03/15/05]      [03/15/05]     [03/15/05]
(at pricing speed)

Stated Maturity:                    [11/15/27]       [11/15/27]      [11/15/27]     [11/15/27]

*  Subject to the Group II Available Funds Cap

Pricing Speed:          [27%] HEP

5/25 ARMS:              Group II Loans which bear a fixed rate of interest for the first five years after origination and which adjust based on 6M LIBOR for the remaining twenty-five years.

Group II Available      To be described below.
Funds Cap:

Coupon Step Up:         After the Distribution Date when the aggregate principal balance of the Group II loans is less than 10% of the initial principal balance of such group, the margin on the Class A-1A Certificates increases by [2X] and the margin on the Class M-1A, M-2A and B-1A Certificates increases by
                        [1.5X], in all cases, subject to the Group II Available Funds Cap.

Distribution Date:      The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning on [October 15], 1997.

Payment Delay:          The delay is 0 days.

Interest Accrual        With respect to the Adjustable Rate Certificates, interest will accrue for (i) with respect to the first Distribution date, the actual number of days from the Settlement date to one day preceding the first Distribution date and (ii) with respect to all other Distribution dates, the actual number of days from the preceding month's Distribution date to one day preceding such Distribution date.


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                         PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL
                         BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

------------------------------------------------------------------------------
     -  AAMES 97C
     -  Cut Off Date of Tape is  09/04/97
     -  ADJUSTABLE RATE COLLATERAL
     -  $326,345,084.45
------------------------------------------------------------------------------

Number of Mortgage Loans:                                 3,517

Lien Status:                                     1st Lien Loans

Index:                                                  Various * Detailed Below

Aggregate Unpaid Principal Balance:             $326,345,084.45
Aggregate Original Principal Balance:           $326,570,072.50

------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                        10.108%
Gross Coupon Range:                           6.000% -  15.520%

Weighted Average Margin (Gross):                         6.057%
Gross Margin Range:                           3.375% -  11.250%

Weighted Average Life Cap (Gross):                      16.815%
Gross Life Cap Range:                        11.800% -  22.520%

Weighted Average Life Floor (Gross):                    10.168%
Gross Life Floor Range:                       5.250% -  15.520%

------------------------------------------------------------------------------

Average Unpaid Principal Balance:                    $92,790.75
Average Original Principal Balance:                  $92,854.73

Maximum Unpaid Principal Balance:                   $572,995.35
Minimum Unpaid Principal Balance:                    $11,993.75

Maximum Original Principal Balance:                 $575,000.00
Minimum Original Principal Balance:                  $12,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):       356.092
Stated Rem Term Range:                       175.000 -  360.000

Weighted Avg. Amortized Rem. Term:                          356
Amortized Rem Term Range:                            174 -  360

Weighted Average Age (First Pay thru Paid Thru):          1.076
Age Range:                                     0.000 -   14.000

Weighted Average Original Term:                         357.167
Original Term Range:                         180.000 -  360.000

Weighted Average Original LTV:                           75.339
Original LTV Range:                           8.772% -  97.160%

Weighted Average Periodic Interest Cap:                  1.334%
Periodic Interest Cap Range:                  1.000% -   3.000%

Weighted Average Months to Interest Roll:                27.750
Months to Interest Roll Range:                         1 -   61

Weighted Average Interest Roll Frequency:                 6.070
Interest Frequency Range:                              6 -   12
------------------------------------------------------------------------------

                                                    ARM INDEX
-------------------------------------------------------------------------------------------------------------------

                                                   WA                                  Max. Orig         Total
                        #      %                  Rem      WA      WA        WA          Loan           Current
Loan Feature           Loan   Pool      WAC       Term   MARGIN  LIFECAP    FLOOR       Amount          Balance
 1/29 6 Month LIBOR        1    .01    8.000     351.00   6.500   14.000     8.000         $48,100        $46,531.28
 6 Month LIBOR           740  21.94   10.050     353.97   6.279   16.608    10.438        $575,000    $71,586,962.42
 2/28 6 Month LIBOR    1,797  50.13   10.312     357.76   6.260   16.957    10.284        $500,000   $163,589,687.57
 3/27 6 Month LIBOR       45   1.43    9.761     358.83   5.555   16.752     9.761        $292,500     $4,674,687.81
 5/25 6 Month LIBOR      895  25.26    9.768     354.58   5.460   16.746     9.770        $450,000    $82,445,131.53
 1 Year CMT                3    .10    8.766     353.57   6.608   14.766     8.234        $140,700       $323,651.33
 3/27 1 Year CMT          35   1.11   10.348     353.69   6.657   16.348     9.335        $359,250     $3,613,832.51
 2/28 1 Year CMT           1    .02   11.990     360.00   7.450   17.990    11.990         $64,600        $64,600.00
-------------------------------------------------------------------------------------------------------------------
Total.....             3,517 100.00%  10.108     356.09   6.057   16.815    10.168        $575,000   $326,345,084.45
===================================================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                             Percentage of
                                                                           Aggregate         Cut-Off Date
                        Gross Mortgage                       Number of      Unpaid             Aggregate
                        Interest Rate                        Mortgage      Principal           Principal
                            Range                              Loans        Balance             Balance
 5.50% less than Gross Coupon less than or equal to  6.00%          1          140,613.87          0.04
 6.00% less than Gross Coupon less than or equal to  6.50%          7          694,291.95          0.21
 6.50% less than Gross Coupon less than or equal to  7.00%         15        1,456,619.11          0.45
 7.00% less than Gross Coupon less than or equal to  7.50%         23        2,620,265.54          0.80
 7.50% less than Gross Coupon less than or equal to  7.75%         33        3,151,706.02          0.97
 7.75% less than Gross Coupon less than or equal to  8.00%         53        6,386,362.70          1.96
 8.00% less than Gross Coupon less than or equal to  8.25%         88        9,988,749.45          3.06
 8.25% less than Gross Coupon less than or equal to  8.50%        102       11,454,707.40          3.51
 8.50% less than Gross Coupon less than or equal to  8.75%        165       18,090,891.55          5.54
 8.75% less than Gross Coupon less than or equal to  9.00%        216       27,774,284.08          8.51
 9.00% less than Gross Coupon less than or equal to  9.25%        168       17,515,129.89          5.37
 9.25% less than Gross Coupon less than or equal to  9.50%        204       22,496,871.86          6.89
 9.50% less than Gross Coupon less than or equal to  9.75%        264       26,005,051.09          7.97
 9.75% less than Gross Coupon less than or equal to 10.00%        278       27,960,410.15          8.57
10.00% less than Gross Coupon less than or equal to 10.25%        219       20,217,787.55          6.20
10.25% less than Gross Coupon less than or equal to 10.50%        271       24,370,711.56          7.47
10.50% less than Gross Coupon less than or equal to 10.75%        205       16,705,805.90          5.12
10.75% less than Gross Coupon less than or equal to 11.00%        208       17,887,507.33          5.48
11.00% less than Gross Coupon less than or equal to 11.25%        157       11,845,965.73          3.63
11.25% less than Gross Coupon less than or equal to 11.50%        136       10,472,489.65          3.21
11.50% less than Gross Coupon less than or equal to 11.75%         95        7,298,934.61          2.24
11.75% less than Gross Coupon less than or equal to 12.00%         84        6,252,227.70          1.92
12.00% less than Gross Coupon less than or equal to 12.25%         96        6,415,242.02          1.97
12.25% less than Gross Coupon less than or equal to 12.50%         62        4,710,185.41          1.44
12.50% less than Gross Coupon less than or equal to 12.75%         72        5,075,249.99          1.56
12.75% less than Gross Coupon less than or equal to 13.00%         61        4,201,006.47          1.29
13.00% less than Gross Coupon less than or equal to 13.25%         31        2,189,050.61          0.67
13.25% less than Gross Coupon less than or equal to 13.50%         44        2,787,185.94          0.85
13.50% less than Gross Coupon less than or equal to 13.75%         42        2,589,735.15          0.79
13.75% less than Gross Coupon less than or equal to 14.00%         35        2,434,912.34          0.75
14.00% less than Gross Coupon less than or equal to 14.25%         25        1,914,385.06          0.59
14.25% less than Gross Coupon less than or equal to 14.50%         19          846,632.63          0.26
14.50% less than Gross Coupon less than or equal to 14.75%         14          862,803.61          0.26
14.75% less than Gross Coupon less than or equal to 15.00%         11          702,125.46          0.22
15.00% less than Gross Coupon less than or equal to 15.25%          5          572,898.30          0.18
15.25% less than Gross Coupon less than or equal to 15.50%          3          132,589.20          0.04
15.50% less than Gross Coupon less than or equal to 15.75%          5          123,697.57          0.04
------------------------------------------------------------------------------------------------------------
Total..........                                                  3517     $    326,345,084.45    100.00%
============================================================================================================

                      REMAINING MONTHS TO STATED MATURITY


                                                                                     Percentage of
                                                                  Aggregate          Cut-Off Date
                                                     Number of     Unpaid              Aggregate
                                                     Mortgage     Principal            Principal
      Remaining Term                                   Loans       Balance              Balance
168 less than Rem Term less than or equal to 180         88       5,135,798.45           1.57%
336 less than Rem Term less than or equal to 348          6         429,393.92           0.13%
348 less than Rem Term less than or equal to 360      3,423     320,779,892.08          98.29%
----------------------------------------------------------------------------------------------
Total............                                   3,517       326,345,084.45         100.00%
==============================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                         Percentage of
                                                                          Aggregate      Cut-Off Date
                                                             Number of     Unpaid          Aggregate
                                                             Mortgage     Principal        Principal
               Original CLTV Ratio                             Loans       Balance          Balance
  5.000 less than CLTV less than or equal to  10.000                 1          24,962.78       0.01
 15.000 less than CLTV less than or equal to  20.000                 1          50,000.00       0.02
 20.000 less than CLTV less than or equal to  25.000                 8         428,992.20       0.13
 25.000 less than CLTV less than or equal to  30.000                12         750,191.09       0.23
 30.000 less than CLTV less than or equal to  35.000                11         627,901.02       0.19
 35.000 less than CLTV less than or equal to  40.000                12         817,358.05       0.25
 40.000 less than CLTV less than or equal to  45.000                29       1,750,159.79       0.54
 45.000 less than CLTV less than or equal to  50.000                58       3,944,041.68       1.21
 50.000 less than CLTV less than or equal to  55.000                69       5,213,774.74       1.60
 55.000 less than CLTV less than or equal to  60.000               168      11,331,062.22       3.47
 60.000 less than CLTV less than or equal to  65.000               531      39,535,884.47      12.11
 65.000 less than CLTV less than or equal to  70.000               456      37,080,815.31      11.36
 70.000 less than CLTV less than or equal to  75.000               587      55,640,112.84      17.05
 75.000 less than CLTV less than or equal to  80.000               926      93,821,794.06      28.75
 80.000 less than CLTV less than or equal to  85.000               278      31,470,521.25       9.64
 85.000 less than CLTV less than or equal to  90.000               364      43,180,151.41      13.23
 90.000 less than CLTV less than or equal to  95.000                 4         377,963.84       0.12
 95.000 less than CLTV less than or equal to 100.000                 1         157,400.00       0.05
                  CLTV greater than          100.000                 1         141,997.70       0.04
--------------------------------------------------------------------------
Total....................                                        3,517   $ 326,345,084.45     100.00%
==========================================================================



                                DISTRIBUTION OF
                                    MARGINS


                                                                                      Percentage of
                                                                     Aggregate        Cut-Off Date
                                                      Number of       Unpaid            Aggregate
                 Gross                                Mortgage       Principal          Principal
                 Margin                                 Loans         Balance            Balance
 3.000 less than Margin less than or equal to  3.500        3         323,057.72           0.10
 3.500 less than Margin less than or equal to  4.000        4         417,647.52           0.13
 4.000 less than Margin less than or equal to  4.500        6         662,241.37           0.20
 4.500 less than Margin less than or equal to  5.000      813      83,103,332.04          25.46
 5.000 less than Margin less than or equal to  5.500      645      63,064,025.73          19.32
 5.500 less than Margin less than or equal to  6.000      646      56,531,195.41          17.32
 6.000 less than Margin less than or equal to  6.500      224      25,270,369.63           7.74
 6.500 less than Margin less than or equal to  7.000      623      48,915,693.49          14.99
 7.000 less than Margin less than or equal to  7.500      152      15,115,074.68           4.63
 7.500 less than Margin less than or equal to  8.000      159      14,189,227.33           4.35
 8.000 less than Margin less than or equal to  8.500       76       4,843,994.17           1.48
 8.500 less than Margin less than or equal to  9.000       60       5,521,210.93           1.69
 9.000 less than Margin less than or equal to  9.500       33       2,239,453.42           0.69
 9.500 less than Margin less than or equal to 10.000       60       5,217,624.85           1.60
10.000 less than Margin less than or equal to 10.500        9         717,991.67           0.22
10.500 less than Margin less than or equal to 11.000        2         146,660.31           0.04
11.000 less than Margin less than or equal to 12.000        2          66,284.18           0.02
---------------------------------------------------------------------------------------------------
Total.................                                  3,517    $    326,345,084.45     100.00%
===================================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                               LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP


                                                                                          Percentage of
                                                                         Aggregate        Cut-Off Date
                                                            Number of     Unpaid            Aggregate
                     Gross                                  Mortgage     Principal          Principal
                    Life Cap                                  Loans       Balance            Balance
11.500 less than LIFE CAP less than or equal to 12.000             1       141,755.64           0.04
12.000 less than LIFE CAP less than or equal to 12.500             4       538,783.10           0.17
12.500 less than LIFE CAP less than or equal to 13.000             4       316,286.91           0.10
13.000 less than LIFE CAP less than or equal to 13.500            11     1,099,914.84           0.34
13.500 less than LIFE CAP less than or equal to 14.000            37     3,660,830.82           1.12
14.000 less than LIFE CAP less than or equal to 14.500            57     6,515,976.16           2.00
14.500 less than LIFE CAP less than or equal to 15.000           133    16,399,528.91           5.03
15.000 less than LIFE CAP less than or equal to 15.500           240    28,408,955.72           8.71
15.500 less than LIFE CAP less than or equal to 16.000           475    54,021,312.39          16.55
16.000 less than LIFE CAP less than or equal to 16.500           382    40,283,021.35          12.34
16.500 less than LIFE CAP less than or equal to 17.000           493    46,846,964.71          14.36
17.000 less than LIFE CAP less than or equal to 17.500           455    39,505,382.44          12.11
17.500 less than LIFE CAP less than or equal to 18.000           353    28,337,784.08           8.68
18.000 less than LIFE CAP less than or equal to 18.500           261    18,825,074.77           5.77
18.500 less than LIFE CAP less than or equal to 19.000           178    12,890,494.08           3.95
19.000 less than LIFE CAP less than or equal to 19.500           140     9,901,821.51           3.03
19.500 less than LIFE CAP less than or equal to 20.000           113     7,584,347.69           2.32
20.000 less than LIFE CAP less than or equal to 20.500            71     4,560,231.77           1.40
20.500 less than LIFE CAP less than or equal to 21.000            54     3,652,232.47           1.12
21.000 less than LIFE CAP less than or equal to 21.500            30     1,526,440.11           0.47
21.500 less than LIFE CAP less than or equal to 22.000            18     1,107,902.01           0.34
22.000 less than LIFE CAP less than or equal to 22.500             2        96,345.40           0.03
22.500 less than LIFE CAP less than or equal to 23.000             5       123,697.57           0.04
--------------------------------------------------------------------------------------------------------
Total.................                                         3517    $    326,345,084.45  100.00%
========================================================================================================




                                             LOAN SUMMARY STRATIFIED BY
                                                    LIFE FLOOR

                                                                                       Percentage of
                                                                           Aggregate   Cut-Off Date
                                                              Number of     Unpaid       Aggregate
                    Gross                                     Mortgage     Principal     Principal
                  Life Floor                                    Loans       Balance       Balance
 5.000 less than Life Floor less than or equal to  5.500           3       256,902.75      0.08
 5.500 less than Life Floor less than or equal to  6.000           4       975,140.71      0.30
 6.000 less than Life Floor less than or equal to  6.500          16     1,590,216.08      0.49
 6.500 less than Life Floor less than or equal to  7.000          16     1,523,797.43      0.47
 7.000 less than Life Floor less than or equal to  7.500          28     2,996,509.64      0.92
 7.500 less than Life Floor less than or equal to  8.000          69     7,479,331.02      2.29
 8.000 less than Life Floor less than or equal to  8.500         176    20,243,319.60      6.20
 8.500 less than Life Floor less than or equal to  9.000         357    43,081,535.55     13.20
 9.000 less than Life Floor less than or equal to  9.500         353    38,163,721.71     11.69
 9.500 less than Life Floor less than or equal to 10.000         517    51,926,860.42     15.91
10.000 less than Life Floor less than or equal to 10.500         474    43,121,175.92     13.21
10.500 less than Life Floor less than or equal to 11.000         423    35,375,389.60     10.84
11.000 less than Life Floor less than or equal to 11.500         310    23,952,071.83      7.34
11.500 less than Life Floor less than or equal to 12.000         210    17,085,950.41      5.24
12.000 less than Life Floor less than or equal to 12.500         169    12,191,090.93      3.74
12.500 less than Life Floor less than or equal to 13.000         145    10,229,337.69      3.13
13.000 less than Life Floor less than or equal to 13.500          83     5,748,400.89      1.76
13.500 less than Life Floor less than or equal to 14.000          83     5,372,355.20      1.65
14.000 less than Life Floor less than or equal to 14.500          44     2,728,744.23      0.84
14.500 less than Life Floor less than or equal to 15.000          24     1,474,047.77      0.45
15.000 less than Life Floor less than or equal to 15.500           8       705,487.50      0.22
15.500 less than Life Floor less than or equal to 16.000           5       123,697.57      0.04
--------------------------------------------------------------------------------------------------
Total.................                                          3517  $326,345,084.45    100.00%
==================================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance
   10/97              6        $585,103.81            00.18
   11/97             22      $2,209,255.50            00.68
   12/97             67      $6,933,856.97            02.12
   01/98            200     $19,810,277.35            06.07
   02/98            250     $23,557,070.20            07.22
   03/98            173     $16,444,711.12            05.04
   04/98             25      $2,285,049.00            00.70
   09/98              1        $138,105.94            00.04
   10/98              4        $294,889.90            00.09
   11/98              5        $351,689.42            00.11
   12/98              2        $130,692.51            00.04
   01/99              4        $297,060.88            00.09
   02/99             11      $1,244,446.67            00.38
   03/99             18      $2,357,420.72            00.72
   04/99             18      $1,593,645.41            00.49
   05/99             64      $5,049,712.49            01.55
   06/99            201     $20,327,300.26            06.23
   07/99            480     $44,736,223.95            13.71
   08/99            574     $50,570,494.28            15.50
   09/99            412     $36,142,417.32            11.07
   10/99             17      $1,249,636.69            00.38
   11/99              3        $289,181.31            00.09
   12/99              1         $99,517.96            00.03
   01/00              9        $927,890.08            00.28
   02/00             12      $1,382,440.58            00.42
   03/00              8        $804,748.37            00.25
   04/00              1         $80,802.86            00.02
   05/00              1         $77,839.15            00.02
   06/00             11      $1,266,010.34            00.39
   07/00             13      $1,372,068.63            00.42
   08/00              9        $905,569.37            00.28
   09/00              9        $947,400.00            00.29
   11/01              1         $50,588.90            00.02
   03/02             29      $2,798,901.94            00.86
   04/02              1         $95,809.23            00.03
   05/02             70      $7,038,924.85            02.16
   06/02            140     $14,244,625.25            04.36
   07/02            211     $19,101,615.08            05.85
   08/02            175     $15,065,014.16            04.62
   09/02            245     $21,665,746.00            06.64
   10/02             14      $1,821,330.00            00.56
--------------------------------------------------------------------------
Total........         3517    $326,345,084.45           100.00%
==========================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                                          Percentage of
                                                                           Aggregate      Cut-Off Date
                           Original                         Number of       Unpaid          Aggregate
                         Mortgage Loan                      Mortgage       Principal        Principal
                       Principal Balance                      Loans         Balance          Balance
    10,000 less than Balance less than or equal to    15,000       5           65,987.03       0.02
    15,000 less than Balance less than or equal to    20,000      35          662,499.99       0.20
    20,000 less than Balance less than or equal to    25,000      99        2,266,166.66       0.69
    25,000 less than Balance less than or equal to    30,000     110        3,045,828.41       0.93
    30,000 less than Balance less than or equal to    35,000     146        4,763,341.25       1.46
    35,000 less than Balance less than or equal to    40,000     146        5,516,983.12       1.69
    40,000 less than Balance less than or equal to    45,000     166        7,134,987.31       2.19
    45,000 less than Balance less than or equal to    50,000     162        7,746,455.64       2.37
    50,000 less than Balance less than or equal to    55,000     189        9,973,058.21       3.06
    55,000 less than Balance less than or equal to    60,000     161        9,321,379.29       2.86
    60,000 less than Balance less than or equal to    65,000     169       10,640,018.21       3.26
    65,000 less than Balance less than or equal to    70,000     150       10,174,112.78       3.12
    70,000 less than Balance less than or equal to    75,000     149       10,845,984.66       3.32
    75,000 less than Balance less than or equal to    80,000     166       12,931,248.63       3.96
    80,000 less than Balance less than or equal to    85,000     133       11,012,852.17       3.37
    85,000 less than Balance less than or equal to    90,000     142       12,484,423.52       3.83
    90,000 less than Balance less than or equal to    95,000     102        9,446,674.09       2.89
    95,000 less than Balance less than or equal to   100,000     112       10,943,925.85       3.35
   100,000 less than Balance less than or equal to   105,000     114       11,746,916.10       3.60
   105,000 less than Balance less than or equal to   110,000      78        8,408,225.57       2.58
   110,000 less than Balance less than or equal to   115,000      74        8,322,697.20       2.55
   115,000 less than Balance less than or equal to   120,000      83        9,770,423.18       2.99
   120,000 less than Balance less than or equal to   125,000      72        8,822,189.01       2.70
   125,000 less than Balance less than or equal to   130,000      81       10,334,300.99       3.17
   130,000 less than Balance less than or equal to   135,000      62        8,205,403.65       2.51
   135,000 less than Balance less than or equal to   140,000      48        6,619,766.38       2.03
   140,000 less than Balance less than or equal to   145,000      46        6,565,429.82       2.01
   145,000 less than Balance less than or equal to   150,000      47        6,951,810.87       2.13
   150,000 less than Balance less than or equal to   200,000     254       43,874,784.79      13.44
   200,000 less than Balance less than or equal to   250,000     106       23,565,317.27       7.22
   250,000 less than Balance less than or equal to   300,000      60       16,396,830.56       5.02
   300,000 less than Balance less than or equal to   350,000      29        9,394,633.19       2.88
   350,000 less than Balance less than or equal to   400,000      15        5,560,420.07       1.70
   400,000 less than Balance less than or equal to   450,000       3        1,277,537.79       0.39
   450,000 less than Balance less than or equal to   500,000       2          979,475.84       0.30
   550,000 less than Balance less than or equal to   600,000       1          572,995.35       0.18
------------------------------------------------------------------------------------------------------
Total....................                                      3517      $    326,345,084.45 100.00%
======================================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         CURRENT MORTGAGE LOAN AMOUNTS


                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                           Current                           Number of       Unpaid          Aggregate
                        Mortgage Loan                        Mortgage       Principal        Principal
                      Principal Balance                        Loans         Balance          Balance
    10,000 less than Balance less than or equal to    15,000       5           65,987.03       0.02
    15,000 less than Balance less than or equal to    20,000      35          662,499.99       0.20
    20,000 less than Balance less than or equal to    25,000     100        2,291,164.12       0.70
    25,000 less than Balance less than or equal to    30,000     109        3,020,830.95       0.93
    30,000 less than Balance less than or equal to    35,000     147        4,797,375.58       1.47
    35,000 less than Balance less than or equal to    40,000     145        5,482,948.79       1.68
    40,000 less than Balance less than or equal to    45,000     166        7,134,987.31       2.19
    45,000 less than Balance less than or equal to    50,000     162        7,746,455.64       2.37
    50,000 less than Balance less than or equal to    55,000     189        9,973,058.21       3.06
    55,000 less than Balance less than or equal to    60,000     161        9,321,379.29       2.86
    60,000 less than Balance less than or equal to    65,000     169       10,640,018.21       3.26
    65,000 less than Balance less than or equal to    70,000     150       10,174,112.78       3.12
    70,000 less than Balance less than or equal to    75,000     150       10,919,719.96       3.35
    75,000 less than Balance less than or equal to    80,000     165       12,857,513.33       3.94
    80,000 less than Balance less than or equal to    85,000     133       11,012,852.17       3.37
    85,000 less than Balance less than or equal to    90,000     142       12,484,423.52       3.83
    90,000 less than Balance less than or equal to    95,000     103        9,541,673.97       2.92
    95,000 less than Balance less than or equal to   100,000     111       10,848,925.97       3.32
   100,000 less than Balance less than or equal to   105,000     114       11,746,916.10       3.60
   105,000 less than Balance less than or equal to   110,000      79        8,518,114.72       2.61
   110,000 less than Balance less than or equal to   115,000      74        8,327,580.15       2.55
   115,000 less than Balance less than or equal to   120,000      83        9,775,577.03       3.00
   120,000 less than Balance less than or equal to   125,000      72        8,827,100.91       2.70
   125,000 less than Balance less than or equal to   130,000      81       10,339,235.11       3.17
   130,000 less than Balance less than or equal to   135,000      62        8,210,524.80       2.52
   135,000 less than Balance less than or equal to   140,000      48        6,624,829.05       2.03
   140,000 less than Balance less than or equal to   145,000      46        6,566,087.90       2.01
   145,000 less than Balance less than or equal to   150,000      46        6,811,197.00       2.09
   150,000 less than Balance less than or equal to   200,000     254       43,874,784.79      13.44
   200,000 less than Balance less than or equal to   250,000     106       23,565,317.27       7.22
   250,000 less than Balance less than or equal to   300,000      60       16,396,830.56       5.02
   300,000 less than Balance less than or equal to   350,000      29        9,394,633.19       2.88
   350,000 less than Balance less than or equal to   400,000      15        5,560,420.07       1.70
   400,000 less than Balance less than or equal to   450,000       3        1,277,537.79       0.39
   450,000 less than Balance less than or equal to   500,000       2          979,475.84       0.30
   550,000 less than Balance less than or equal to   600,000       1          572,995.35       0.18
-----------------------------------------------------------------------------------------------------
Total....................                                      3517      $    326,345,084.45 100.00%
=====================================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance
AK                         3                 330,252.61         0.10
AR                         1                  66,691.54         0.02
AZ                        95               8,976,815.22         2.75
CA                       343              46,351,526.14        14.20
CO                       167              17,786,128.65         5.45
CT                       238              23,711,150.21         7.27
DC                        36               3,483,045.43         1.07
DE                         4                 331,498.25         0.10
FL                       465              39,255,535.72        12.03
GA                       118              11,314,163.92         3.47
HI                        52               9,302,972.65         2.85
IA                         1                  49,000.49         0.02
ID                        16               1,348,641.13         0.41
IL                       108              10,095,831.05         3.09
IN                       126               7,269,174.91         2.23
KS                        13                 737,116.76         0.23
KY                        22               1,399,950.11         0.43
LA                        31               1,841,932.75         0.56
MA                        15               2,037,307.30         0.62
MD                       161              12,678,486.43         3.88
ME                         2                 134,397.43         0.04
MI                       145               9,729,609.51         2.98
MN                        44               3,314,429.00         1.02
MO                        85               5,335,459.54         1.63
MS                         1                  25,595.29         0.01
MT                         3                 189,283.66         0.06
NC                        72               4,822,630.62         1.48
NE                        31               1,476,136.18         0.45
NH                         8                 804,291.14         0.25
NJ                        66               7,277,055.20         2.23
NM                         9                 708,720.52         0.22
NV                        15               1,571,618.36         0.48
NY                        37               4,346,798.95         1.33
OH                       167              11,008,849.35         3.37
OK                        10                 588,377.36         0.18
OR                       121              13,133,919.09         4.02
PA                       130               9,174,509.34         2.81
RI                        33               3,169,612.02         0.97
SC                        45               2,680,364.05         0.82
SD                         1                  73,188.83         0.02
TN                        35               3,041,063.64         0.93
TX                       150              11,899,637.16         3.65
UT                        82               9,431,289.02         2.89
VA                        22               2,821,902.41         0.86
VT                         1                  33,738.60         0.01
WA                       142              17,512,336.81         5.37
WI                        36               2,906,753.65         0.89
WV                         2                 180,769.54         0.06
WY                         7                 585,526.91         0.18
--------------------------------------------------------------------------
Total...............    3517            $    326,345,084.45   100.00%
==========================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance
Single-family                   2919       275,402,419.65      84.39
Condominiums                     311        28,004,513.41       8.58
2-4 Family                       277        22,093,003.43       6.77
Multi-Family/Apt.                 10           845,147.96       0.26
--------------------------------------------------------------------------
Total...............            3517      $    326,345,084.45 100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance
Owner Occ.                      3233   309,911,163.82          94.96
Non Owner Occ.                   284    16,433,920.63           5.04
--------------------------------------------------------------------------
Total..................         3517  $    326,345,084.45     100.00%
==========================================================================


                               PREPAYMENT PENALTY


                                                             Percentage of
                                             Aggregate        Cut-Off Date
                           Number of          Unpaid            Aggregate
  PREPAYMENT               Mortgage          Principal          Principal
  PENALTY                   Loans            Balance            Balance
   A - NO PENALTY              1301          122,021,576.82        37.39
   C - 20% BALANCE for 7yrs      27            3,663,063.09         1.12
   E - 20% ORIGINAL for 5yrs   2180          199,889,799.78        61.25
   G - 2% OF BALANCE for 7yrs     1               62,700.00         0.02
   D - UNKNOWN                    8              707,944.76         0.22
-----------------------------------------------------------------
Total..........                3517         $    326,345,084.45   100.00%
=================================================================


                                  CREDIT GRADE

                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Credit Grade         Loans            Balance            Balance
  A                     31            2,695,957.16         0.83
  A-                  1750          185,933,137.71        56.97
  B                    886           78,434,122.10        24.03
  C                    366           24,765,737.90         7.59
  C-                   124            8,844,052.06         2.71
  D                    360           25,672,077.52         7.87

-----------------------------------------------------------------
Total..........       3517         $    326,345,084.45   100.00%
=================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  AAMES 97C
     -  Cut Off Date of Tape is  09/04/97
     -  FIXED RATE COLLATERAL
     -  $177,792,995.45
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                 3,068

Lien Status:                                            Various * Detailed Below

Aggregate Unpaid Principal Balance:             $177,792,995.45
Aggregate Original Principal Balance:           $177,988,352.38

Weighted Average Gross Coupon:                          10.774%
Gross Coupon Range:                           7.810% -  18.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                    $57,950.78
Average Original Principal Balance:                  $58,014.46

Maximum Unpaid Principal Balance:                   $359,036.60
Minimum Unpaid Principal Balance:                     $9,608.30

Maximum Original Principal Balance:                 $360,000.00
Minimum Original Principal Balance:                  $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):       286.913
Stated Rem Term Range:                        57.000 -  360.000

Weighted Avg. Amortized Rem. Term:                          302
Amortized Rem Term Range:                              56 - 360

Weighted Average Age (First Pay thru Paid Thru Date):     1.065
Age Range:                                     0.000 -   13.000

Weighted Average Original Term:                         287.978
Original Term Range:                          60.000 -  360.000

Weighted Average Original LTV:                           67.235
Original LTV Range:                           5.349% -  91.456%

Weighted Average Combined LTV:                           71.331
Combined LTV Range:                           6.900% -  95.000%

--------------------------------------------------------------------------------
These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                              Percentage of
                                                                            Aggregate         Cut-Off Date
                     Gross Mortgage                           Number of      Unpaid             Aggregate
                     Interest Rate                            Mortgage      Principal           Principal
                         Range                                  Loans        Balance             Balance
 7.75% less than Gross Coupon less than or equal to  8.00%         17        1,939,250.49          1.09
 8.00% less than Gross Coupon less than or equal to  8.25%         16        1,012,169.17          0.57
 8.25% less than Gross Coupon less than or equal to  8.50%         55        4,865,596.36          2.74
 8.50% less than Gross Coupon less than or equal to  8.75%         58        4,934,953.82          2.78
 8.75% less than Gross Coupon less than or equal to  9.00%        107       10,320,753.11          5.80
 9.00% less than Gross Coupon less than or equal to  9.25%        104        5,365,198.77          3.02
 9.25% less than Gross Coupon less than or equal to  9.50%        185       12,972,837.09          7.30
 9.50% less than Gross Coupon less than or equal to  9.75%        142       10,759,445.72          6.05
 9.75% less than Gross Coupon less than or equal to 10.00%        118       10,616,676.33          5.97
10.00% less than Gross Coupon less than or equal to 10.25%        129        7,373,903.33          4.15
10.25% less than Gross Coupon less than or equal to 10.50%        249       12,012,950.53          6.76
10.50% less than Gross Coupon less than or equal to 10.75%        297       16,922,971.95          9.52
10.75% less than Gross Coupon less than or equal to 11.00%        160       11,535,873.01          6.49
11.00% less than Gross Coupon less than or equal to 11.25%        134        6,850,512.55          3.85
11.25% less than Gross Coupon less than or equal to 11.50%        216       10,743,422.11          6.04
11.50% less than Gross Coupon less than or equal to 11.75%        200        9,537,782.56          5.36
11.75% less than Gross Coupon less than or equal to 12.00%        159        8,935,213.65          5.03
12.00% less than Gross Coupon less than or equal to 12.25%        103        5,094,471.35          2.87
12.25% less than Gross Coupon less than or equal to 12.50%        137        5,941,004.12          3.34
12.50% less than Gross Coupon less than or equal to 12.75%         95        4,439,433.86          2.50
12.75% less than Gross Coupon less than or equal to 13.00%         70        3,521,745.72          1.98
13.00% less than Gross Coupon less than or equal to 13.25%         42        1,740,380.09          0.98
13.25% less than Gross Coupon less than or equal to 13.50%         70        2,816,213.99          1.58
13.50% less than Gross Coupon less than or equal to 13.75%         37        1,518,355.16          0.85
13.75% less than Gross Coupon less than or equal to 14.00%         37        1,301,277.73          0.73
14.00% less than Gross Coupon less than or equal to 14.25%         34        1,133,651.50          0.64
14.25% less than Gross Coupon less than or equal to 14.50%         31        1,219,178.43          0.69
14.50% less than Gross Coupon less than or equal to 14.75%         18          623,716.60          0.35
14.75% less than Gross Coupon less than or equal to 15.00%         12          411,624.90          0.23
15.00% less than Gross Coupon less than or equal to 15.25%          9          323,757.28          0.18
15.25% less than Gross Coupon less than or equal to 15.50%          4          213,524.23          0.12
15.50% less than Gross Coupon less than or equal to 15.75%          3          106,858.70          0.06
15.75% less than Gross Coupon less than or equal to 16.00%         10          352,507.33          0.20
16.00% less than Gross Coupon less than or equal to 16.25%          3          114,802.30          0.06
16.25% less than Gross Coupon less than or equal to 16.50%          2           63,472.07          0.04
16.75% less than Gross Coupon less than or equal to 17.00%          2           51,476.65          0.03
17.25% less than Gross Coupon less than or equal to 17.50%          1           35,836.51          0.02
18.50% less than Gross Coupon less than or equal to 19.00%          2           70,196.38          0.04
----------------------------------------------------------------------------------------------------------------------
Total..........                                                  3068     $    177,792,995.45    100.00%
======================================================================================================================


                                 ORIGINAL TERM


                                                                                    Percentage of
                                                                 Aggregate          Cut-Off Date
                                                    Number of     Unpaid              Aggregate
                                                    Mortgage     Principal            Principal
                  Original Term                       Loans       Balance              Balance
 48 less than Orig. Term less than or equal to  60       54         892,682.41           0.50%
 60 less than Orig. Term less than or equal to  72        5          83,277.24           0.05%
 72 less than Orig. Term less than or equal to  84       12         254,373.90           0.14%
 84 less than Orig. Term less than or equal to  96        8         145,639.99           0.08%
108 less than Orig. Term less than or equal to 120      153       4,129,187.13           2.32%
120 less than Orig. Term less than or equal to 132        1          75,000.00           0.04%
132 less than Orig. Term less than or equal to 144        6         191,291.49           0.11%
144 less than Orig. Term less than or equal to 156        3         121,606.77           0.07%
168 less than Orig. Term less than or equal to 180    1,296      59,460,209.96          33.44%
180 less than Orig. Term less than or equal to 192       17         964,514.22           0.54%
192 less than Orig. Term less than or equal to 204        1          42,413.10           0.02%
204 less than Orig. Term less than or equal to 216        2          51,765.99           0.03%
228 less than Orig. Term less than or equal to 240       56       3,356,549.74           1.89%
288 less than Orig. Term less than or equal to 300        8         564,134.19           0.32%
312 less than Orig. Term less than or equal to 324        1          90,333.89           0.05%
348 less than Orig. Term less than or equal to 360    1,445     107,370,015.43          60.39%
----------------------------------------------------------------------------------------------
Total............                                   3,068       177,792,995.45         100.00%
==============================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      REMAINING MONTHS TO STATED MATURITY


                                                                                     Percentage of
                                                                  Aggregate          Cut-Off Date
                                                     Number of     Unpaid              Aggregate
                                                     Mortgage     Principal            Principal
                     Remaining Term                    Loans       Balance              Balance
 48 less than Rem Term less than or equal to  60         54         892,682.41           0.50%
 60 less than Rem Term less than or equal to  72          5          83,277.24           0.05%
 72 less than Rem Term less than or equal to  84         12         254,373.90           0.14%
 84 less than Rem Term less than or equal to  96          8         145,639.99           0.08%
108 less than Rem Term less than or equal to 120        153       4,129,187.13           2.32%
120 less than Rem Term less than or equal to 132          1          75,000.00           0.04%
132 less than Rem Term less than or equal to 144          6         191,291.49           0.11%
144 less than Rem Term less than or equal to 156          3         121,606.77           0.07%
156 less than Rem Term less than or equal to 168          3         203,448.71           0.11%
168 less than Rem Term less than or equal to 180      1,304      59,908,975.47          33.70%
180 less than Rem Term less than or equal to 192          6         312,300.00           0.18%
192 less than Rem Term less than or equal to 204          1          42,413.10           0.02%
204 less than Rem Term less than or equal to 216          2          51,765.99           0.03%
228 less than Rem Term less than or equal to 240         56       3,356,549.74           1.89%
288 less than Rem Term less than or equal to 300          8         564,134.19           0.32%
312 less than Rem Term less than or equal to 324          1          90,333.89           0.05%
336 less than Rem Term less than or equal to 348          2          76,846.42           0.04%
348 less than Rem Term less than or equal to 360      1,443     107,293,169.01          60.35%
----------------------------------------------------------------------------------------------
Total............                                   3,068       177,792,995.45         100.00%
==============================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                                                               Number of     Unpaid          Aggregate
                                                               Mortgage     Principal        Principal
                  Original CLTV Ratio                            Loans       Balance          Balance
  5.000 less than CLTV less than or equal to  10.000                 8         117,156.75       0.07
 10.000 less than CLTV less than or equal to  15.000                18         352,741.66       0.20
 15.000 less than CLTV less than or equal to  20.000                31         862,030.66       0.48
 20.000 less than CLTV less than or equal to  25.000                35         973,486.07       0.55
 25.000 less than CLTV less than or equal to  30.000                49       1,356,347.16       0.76
 30.000 less than CLTV less than or equal to  35.000                63       2,517,333.07       1.42
 35.000 less than CLTV less than or equal to  40.000                75       2,930,678.41       1.65
 40.000 less than CLTV less than or equal to  45.000               106       4,581,340.14       2.58
 45.000 less than CLTV less than or equal to  50.000               112       5,538,408.97       3.12
 50.000 less than CLTV less than or equal to  55.000               131       5,653,294.88       3.18
 55.000 less than CLTV less than or equal to  60.000               179       7,814,331.84       4.40
 60.000 less than CLTV less than or equal to  65.000               378      17,619,663.94       9.91
 65.000 less than CLTV less than or equal to  70.000               368      18,738,646.61      10.54
 70.000 less than CLTV less than or equal to  75.000               633      34,047,112.26      19.15
 75.000 less than CLTV less than or equal to  80.000               389      31,788,692.69      17.88
 80.000 less than CLTV less than or equal to  85.000               212      16,548,765.18       9.31
 85.000 less than CLTV less than or equal to  90.000               276      26,055,489.78      14.65
 90.000 less than CLTV less than or equal to  95.000                 5         297,475.38       0.17
----------------------------------------------------------------------------------------------------
Total....................                                        3,068   $  177,792,995.45  100.00%
====================================================================================================

                         CURRENT MORTGAGE LOAN AMOUNTS

                                                                                                 Percentage of
                                                                            Aggregate            Cut-Off Date
                               Current                       Number of       Unpaid                Aggregate
                            Mortgage Loan                    Mortgage       Principal              Principal
                          Principal Balance                    Loans         Balance                Balance
     5,000 less than Balance less than or equal to    10,000      27          268,227.83             0.15
    10,000 less than Balance less than or equal to    15,000     163        2,128,509.78             1.20
    15,000 less than Balance less than or equal to    20,000     241        4,346,809.74             2.44
    20,000 less than Balance less than or equal to    25,000     253        5,819,159.89             3.27
    25,000 less than Balance less than or equal to    30,000     255        7,129,736.15             4.01
    30,000 less than Balance less than or equal to    35,000     226        7,447,978.58             4.19
    35,000 less than Balance less than or equal to    40,000     184        6,993,991.28             3.93
    40,000 less than Balance less than or equal to    45,000     185        7,919,087.29             4.45
    45,000 less than Balance less than or equal to    50,000     186        8,951,687.62             5.03
    50,000 less than Balance less than or equal to    55,000     141        7,432,802.15             4.18
    55,000 less than Balance less than or equal to    60,000     152        8,816,741.62             4.96
    60,000 less than Balance less than or equal to    65,000     105        6,590,469.44             3.71
    65,000 less than Balance less than or equal to    70,000     104        7,045,718.23             3.96
    70,000 less than Balance less than or equal to    75,000      97        7,062,940.04             3.97
    75,000 less than Balance less than or equal to    80,000      74        5,743,026.25             3.23
    80,000 less than Balance less than or equal to    85,000      80        6,635,690.18             3.73
    85,000 less than Balance less than or equal to    90,000      69        6,052,752.95             3.40
    90,000 less than Balance less than or equal to    95,000      51        4,728,393.82             2.66
    95,000 less than Balance less than or equal to   100,000      67        6,548,008.68             3.68
   100,000 less than Balance less than or equal to   105,000      45        4,642,278.44             2.61
   105,000 less than Balance less than or equal to   110,000      28        3,021,643.71             1.70
   110,000 less than Balance less than or equal to   115,000      28        3,152,366.51             1.77
   115,000 less than Balance less than or equal to   120,000      44        5,182,952.61             2.92
   120,000 less than Balance less than or equal to   125,000      29        3,565,988.08             2.01
   125,000 less than Balance less than or equal to   130,000      19        2,427,198.28             1.37
   130,000 less than Balance less than or equal to   135,000      23        3,043,121.21             1.71
   135,000 less than Balance less than or equal to   140,000      14        1,932,576.08             1.09
   140,000 less than Balance less than or equal to   145,000      18        2,576,280.33             1.45
   145,000 less than Balance less than or equal to   150,000      22        3,258,006.02             1.83
   150,000 less than Balance less than or equal to   200,000      90       15,572,711.69             8.76
   200,000 less than Balance less than or equal to   250,000      33        7,431,673.99             4.18
   250,000 less than Balance less than or equal to   300,000      11        2,952,351.31             1.66
   300,000 less than Balance less than or equal to   350,000       3        1,013,079.07             0.57
   350,000 less than Balance less than or equal to   400,000       1          359,036.60             0.20
-----------------------------------------------------------------------------------------------------------
Total....................                                      3068      $    177,792,995.45       100.00%
===========================================================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance
AK                         2                 350,259.96         0.20
AR                         5                 144,417.72         0.08
AZ                        99               5,533,326.08         3.11
CA                       464              34,927,071.48        19.64
CO                       123               7,372,697.26         4.15
CT                        32               2,221,758.86         1.25
DC                         5                 385,629.42         0.22
FL                       325              18,567,185.18        10.44
GA                        48               3,043,794.45         1.71
HI                        22               3,714,872.03         2.09
IA                         1                 119,941.00         0.07
ID                         5                 352,800.00         0.20
IL                       169               8,657,665.76         4.87
IN                       106               4,365,453.43         2.46
KS                        15                 901,638.68         0.51
KY                        12                 512,519.86         0.29
LA                        45               2,029,662.97         1.14
MA                        14               1,114,863.72         0.63
MD                        80               4,420,002.01         2.49
ME                         3                 209,418.00         0.12
MI                       157               6,287,797.17         3.54
MN                        30               1,564,890.05         0.88
MO                       112               4,067,087.76         2.29
MS                         4                 299,900.78         0.17
MT                         2                 159,745.07         0.09
NC                        16                 856,608.09         0.48
NE                         4                 230,300.00         0.13
NH                         3                 236,505.20         0.13
NJ                        89               6,108,997.68         3.44
NM                        10                 847,342.67         0.48
NV                        32               1,853,042.24         1.04
NY                       142              10,132,763.22         5.70
OH                       178               7,488,402.47         4.21
OK                        12                 518,014.91         0.29
OR                       103               6,965,910.68         3.92
PA                       163               6,641,070.17         3.74
RI                        11                 844,211.54         0.47
SC                        33               1,038,685.80         0.58
TN                        52               2,847,807.34         1.60
TX                        54               3,246,554.88         1.83
UT                        95               6,063,464.45         3.41
VA                        39               2,112,360.92         1.19
WA                       134               7,715,138.40         4.34
WI                        13                 435,422.02         0.24
WV                         4                 232,315.51         0.13
WY                         1                  53,678.56         0.03
--------------------------------------------------------------------------
Total...............    3068           $ 177,792,995.45      100.00%
==========================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES


                                                              Percentage of
                                            Aggregate         Cut-Off Date
                             Number of       Unpaid             Aggregate
                             Mortgage       Principal           Principal
                               Loans         Balance             Balance
Single-family                   2699       155,514,352.42         87.47
Condominiums                     120         6,985,255.80          3.93
2-4 Family                       210        13,576,253.12          7.64
Multi-Family/Apt.                 39         1,717,134.11          0.97
--------------------------------------------------------------------------
Total...............            3068      $    177,792,995.45    100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance
Owner Occ.                      2937   171,713,984.60          96.58
Non Owner Occ.                   131     6,079,010.85           3.42
--------------------------------------------------------------------------
Total..................         3068  $    177,792,995.45     100.00%
==========================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance
1st Lien Loans          2450             159,334,767.21        89.62
2nd Lien Loans           617              18,437,728.24        10.37
3rd Lien Loans             1                  20,500.00         0.01
--------------------------------------------------------------------------
Total...............    3068            $177,792,995.45      100.00%
==========================================================================




                    LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance
Fully Amortizing                2893   162,811,146.99          91.57
Partially Amortizing             175    14,981,848.46           8.43
--------------------------------------------------------------------------
Total..................         3068  $    177,792,995.45     100.00%
==========================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  CREDIT GRADE


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
CREDIT GRADE        Loans            Balance            Balance
  A                    470           26,606,877.06        14.97
  A-                  1165           86,462,774.89        48.63
  B                    723           37,379,157.40        21.02
  C                    384           15,360,236.72         8.64
  C-                   110            4,134,011.44         2.33
  D                    216            7,849,937.94         4.42

-----------------------------------------------------------------
Total..........       3068         $    177,792,995.45   100.00%
=================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               PREPAYMENT PENALTY


                                                            Percentage of
                                           Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
PREPAYMENT              Mortgage          Principal          Principal
PENALTY                  Loans            Balance            Balance
   A - NO PENALTY             1305           68,346,324.72        38.44
   C - 20% BALANCE for 7yrs     28            1,269,442.24         0.71
   E - 20% ORIGINAL for 5yrs  1490           95,006,131.09        53.44
   G - 2% OF BALANCE for 7yrs    4              430,600.00         0.24
   H - LNDR OPTION               4              201,600.00         0.11
   D - UNKNOWN                 237           12,538,897.40         7.05
-----------------------------------------------------------------
Total..........               3068         $    177,792,995.45   100.00%
=================================================================

These computational materials are preliminary. Final computational materials will be available by September 11, 1997. You should not make any investment decisions based on the preliminary computational materials. Any investment decisions should be made by referring to the final computational materials.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.